Business Combinations	12 Months Ended
Dec. 31, 2022
Business Combinations
Business Combinations

21. Business Combinations

Business Combination and Goodwill – Frame Acquisition

Effective July 1, 2022 (‘closing date’), CureVac N.V. acquired all shares of Frame Pharmaceuticals B.V., Amsterdam, Netherlands (‘Frame Pharmaceuticals’). Frame Pharmaceuticals focuses on the development of a proprietary platform enabling the identification of structural changes within the cancer genome and has strong competencies in antigen discovery as well as validation for personalized cancer vaccines. CureVac’s management and supervisory board expect that the acquisition will contribute several key elements for the required end-to-end building blocks for CureVac’s broader oncology strategy.

Frame Pharmaceuticals contributed no revenues and a loss of EUR 1.3 million to the 2022 consolidated net loss. Assuming an initial consolidation of Frame Pharmaceuticals on January 1, 2022, the Group’s revenue would be unchanged, and the loss would have been EUR 3.9 million higher, respectively. In determining these amounts, management has assumed that the fair value adjustments made at the acquisition date would also have applied on January 1, 2022.

In the purchase price agreement (‘SPA’) dated June 8, 2022, total consideration of up to EUR 32.0 million, subject to certain adjustments for vested and non-vested employee options of the acquiree plus an amount of EUR 1.56 million for the assumption of an outstanding obligation resulting from advisory services, was agreed. The consideration consisted of the transfer of shares in CureVac N.V. (‘CureVac Shares’) and minor cash payments. The number of CureVac Shares to be issued as part of the consideration were agreed in the SPA based on EUR 16.44, the 60-trading day volume weighted average price through June 3, 2022 (‘Signing Day Share Price’).

The total consideration is split into three payments, two of which are contingent upon the achievement of defined milestones (contingent consideration). At the closing date, CureVac paid 50% of the total consideration, i. e., EUR 16.0 million plus the consideration for the outstanding obligation of EUR 1.56 million as follows:

●	Issuance and transfer of 810,242 shares (EUR 11,040k) to former Frame shareholders. The respective share price of one CureVac Share was EUR 13.63 (‘Closing Share Price’).
●	Issuance and transfer of further 48,254 shares (EUR 658k, valued at the Closing Share Price) as consideration for discharging the contractual obligations for the outstanding advisory agreements of EUR 1,560k.
●	Payment of EUR 585k in cash, consisting of EUR 335k being the consideration for the settlement of the vested employee options, and an additional EUR 250k.

Payment of the remaining 50% of the total consideration is contingent upon the achievement of two milestones. A further 194,644 shares (representing 10% of EUR 32.0 million divided by the Signing Share Price) are issuable upon the achievement of a successful investigational new drug application filing for a product candiate of the Group that consists of at least one antigen based on frameshift-mutation identified by Frame’s algorithms; (“Milestone 1”) and a further 778,575 shares (representing 40% of EUR 32.0 million divided by the Signing Share Price) are issuable upon successful proof of mechanism in humans of that product candidate (“Milestone 2”). The fair value of these contingent payments was determined by considering the likelihood of the events occurring and totalled, based on the Closing Share Price, EUR 7,198k (Milestone 1: EUR 1,831k and Milestone 2: EUR 5,367k).

Consequently, the total consideration transferred for the business combination was determined to be EUR 19,481k, consisting of:

●Issuance and transfer of 858,496 CureVac shares with a fair value of EUR 11,697k,
●Payment of EUR 585k in cash, and
●	Contingent consideration, classified as equity, with a fair value of EUR 7,198k. The contingent consideration will be settled by the issuance of a maximum of further 973,236 CureVac shares.

The contingent consideration of EUR 7,198k was valued by applying an estimated probability of the milestone being achieved to the payments due upon achievement. These probabilities were derived from third-party clinical development success rate studies.

In addition, 89,655 restricted stock unit awards (RSUs) were issued to certain employees to replace existing share-based payment awards of Frame Pharmaceuticals. This element is accounted for as a separately from the business combination as an equity-settled share-based transaction according to IFRS 2 (see Note 10). The total fair value of the grant was determined to be EUR 1,218k and will be expensed in the functional cost category to which the award recipient’s costs are allocated (i.e., general and administrative expenses or research and development expenses) over the individual vesting periods for the 3 tranches, which run through June 30, 2023, June 30, 2024, and June 30, 2025.

Transactions costs in relation to the business combination amounting to EUR 500k were expensed and recognized within general and administrative expenses.

The final fair values in accordance with IFRS 3 of the identifiable net assets as of the date of acquisition were as follows:

in EUR thousands	Fair value recognized on acquisition
Non-current assets	6,592
Property, plant and equipment	206
Right-of-use assets	170
Intangible asset (Technology)	6,216
Current assets	966
Trade and other receivables	658
Cash and cash equivalents	308
Total assets	7,558
Non-current liabilities	134
Lease liabilities	114
Deferred tax liabilities (net of deferred tax assets)	20
Current liabilities	406
Lease liabilities	55
Accounts Payables	346
Other current liabilities	5
Total liabilities	540
Net assets acquired	7,018

The acquired receivables have since been collected in full except for EUR 24k related to rental deposits.

The technology intangible asset consists of a bioinformatical platform for cancer antigen discovery and validation for off-the-shelf and personalized cancer vaccines. The fair value of the technology of EUR 6,216k was determined by applying the replacement cost approach due to its early stage. The replacement cost was derived from historical costs incurred to create the technology.

As per July 1, 2022, a net deferred tax liability of EUR 20k has been recognized for the excess of deferred tax liabilities of EUR 1,550k on taxable temporary differences over deferred tax assets of EUR 1,530k arising mainly from tax loss carry forwards (of approximately EUR 5,800k).

Goodwill was recognized as a result of the acquisition as follows:

in EURk
Consideration transferred	19,481
Net Assets acquired	(7,018)
Goodwill	12,463

The goodwill is mainly attributable to the synergies and an assembled workforce as well as the strategic benefits to the Group. The goodwill is not deductible for tax purposes.

Overview of cash flows on acquisition:	EURk
Transaction costs of the acquisition (included in cash flows provided by(used in) operating activities)	(500)

Payment of consideration in cash and cash equivalents	(585)
Cash acquired with the subsidiary (included in cash flows provided by (used in) investing activities)	308
Included in cash flows from investing activities	(277)

Net cash flows on acquisition	(777)